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                                                                    EXHIBIT 23.1


                              ACCOUNTANTS' CONSENT

The Board of Directors
e.spire Communications, Inc.:


      We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            /s/ KPMG LLP

McLean, Virginia
May 16, 2000